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                                                                    Exhibit 10.1

                          AMENDMENT TO PROMISSORY NOTE



$1,469,000.00                                                     Phoenix, AZ
6.62% Interest                                                    March 10, 2001



         WHEREAS James Thorburn and his spouse, Jacqueline Thorburn (collectively referred to as "Thorburn") entered into a Promissory Note in the face amount of $1,469,000.00 dated July 21, 2000, the proceeds of which were used by Thorburn to purchase a home at 8635 N. 65th Street, Paradise Valley, Arizona with Principal and Interest payable to Semiconductor Components Industries, LLC ("SCI, LLC") (the "Original Note");

         WHEREAS James Thorburn and SCI, LLC entered into a Letter Agreement dated February 28, 2001 (the "Letter Agreement") requiring the change of terms of the Original Note; and

         WHEREAS the Letter Agreement required the payment of a Lump Sum, as defined in the Letter Agreement, to be paid to James Thorburn on a specified date determined by the terms of the Letter Agreement (the date of such payment is referred to as the "Lump Sum Payment Date");

         NOW THEREFORE, in consideration of the terms and conditions set forth below, the parties agree as follows:

         1. All capitalized terms not defined in this Amendment to Promissory Note shall have the meaning defined in the Original Note.

         2. Other than the changes set forth below, all terms and conditions of the Original Note shall remain in full force and effect.

         3. All Paragraph references made below refer to the paragraph numbers set forth in the Original Note.

         4.       Amendments:

                  A. Paragraph 1 of the Original Note is replaced in its
                     entirety by the following:

                     1. Payment/Prepayment.

                        (a) This Note may be prepaid at any time, in whole or in
                            part, without penalty or premium. Each partial prepayment shall be applied first to the Interest and then to the Principal Amount. This Note is a full recourse note secured by the Property (as defined in Section 2 below).

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                        (b) Unless paid sooner, the Principal Amount plus
                            Interest, shall be due and payable to SCI, LLC as follows:

                                    (1)      All interest accrued up to and
                                             including the Lump Sum Date shall
                                             be a set-off and reduction to the
                                             Lump Sum payment amount set forth
                                             in the Letter Agreement;

                                    (2)      Beginning on the date which is one
                                             month after the Effective Date, as
                                             defined in the Letter Agreement,
                                             Thorburn shall make monthly
                                             payments of Interest only to SCI,
                                             LLC for a period of seventeen
                                             months; and

                                    (3)      On or before the date eighteen
                                             months from the Effective Date (or
                                             the next business day if the last
                                             day of such eighteen-month period
                                             is not a business day), payment of
                                             the entire outstanding Principal
                                             and accrued unpaid Interest shall
                                             be paid to SCI, LLC.

                  B. Subparagraph 5(g) shall be modified so that the address for notice to Thorburn shall be 8635 N. 65th Street, Paradise Valley, Arizona 85253.

                  C. Appendix I to the Original Note is deleted in its entirety.


                                        /s/ James Thorburn
                                        ---------------------------------------
                                                    James Thorburn




                                        /s/ Jacqueline Thorburn
                                        ---------------------------------------
                                                    Jacqueline Thorburn


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